UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 17, 2005

               WINTHROP GROWTH INVESTORS I LIMITED PARTNERSHIP
            (Exact name of Registrant as specified in its charter)


            Massachusetts             2-84760                 04-2839837
      (State or other jurisdiction  (Commission            (I.R.S. Employer
         of incorporation or        File Number)        Identification Number)
           organization)
                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.01   Acquisition or Disposition of Assets.

Winthrop Growth Investors I Limited Partnership (the "Registrant") owns a 100% interest in Stratford Place Investors Limited Partnership ("Stratford") a Delaware limited partnership. On May 17, 2005, Stratford sold its investment property, Stratford Place Apartments, a 350-unit apartment complex located in Gaithersburg, Maryland (the "Property"), to a third party, Fairfield Broadstone LP (the "Purchaser") a Delaware limited partnership, and an affiliate of FF Realty LLC. The Purchaser paid a purchase price of approximately $29,000,000 for Stratford Place Apartments. The Registrant continues to own and operate one additional property.

In accordance with the Second Amendment and Related Certificate of Limited Partnership of the Registrant, the Registrant's Managing General Partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and statements of operations reflect the operations of the Registrant as if Stratford Place Apartments had been sold on January 1, 2004.

The pro forma consolidated financial statements do not project the Registrant's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2004 Annual Report on Form 10-KSB.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                             March 31,
                                               2005
All other assets                             $    752
Investment properties, net                      4,670

    Total Assets                             $  5,422

All other liabilities                        $    236
Mortgage notes payable                          5,416
Partners' deficit                                (230)
    Total Liabilities and Equity             $  5,422

               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (in thousands, except per unit data)

                                           Year Ended         Quarter Ended
                                       December 31, 2004     March 31, 2005

Total revenues                                 $ 2,586            $   684
Total expenses                                   2,694                600

Net (loss) income                              $  (108)           $    84

Net (loss) income per limited
   partnership unit                            $ (4.20)           $  3.28


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(c) Exhibits

The following exhibits are filed with this report (1):

10.5 Purchase and Sale Contract between Stratford Place Investors Limited Partnership, a Delaware limited partnership, as Seller, and FF Realty LLC, a Delaware limited liability company, as Purchaser, effective February 28, 2005 filed as exhibit 10.5 to the Registrant's Current Report on Form 8-K dated February 28, 2005 and incorporated herein by reference.

10.6 First Amendment to Purchase and Sale Contract between Stratford Place Investors Limited Partnership, a Delaware limited partnership, as Seller, and FF Realty LLC, a Delaware limited liability company, as Purchaser, dated March 30, 2005.

10.7 Second Amendment to Purchase and Sale Contract between Stratford Place Investors Limited Partnership, a Delaware limited partnership, as Seller, and FF Realty LLC, a Delaware limited liability company, as Purchaser, dated April 28, 2005.

 (1) Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                WINTHROP GROWTH INVESTORS I LIMITED
                                   PARTNERSHIP


                                By: AIMCO/Winthrop  Growth  Investors  I,  GP,
                                    LLC
                                    Managing General Partner


                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                               Date: May 20, 2005

                                                                    Exhibit 10.6

                FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT


      THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is dated as of the 30th day of March, 2005 by and between STRATFORD PLACE INVESTORS LIMITED PARTNERSHIP, a Delaware limited partnership, having a principal address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller") and FF REALTY LLC, a Delaware limited liability company, having a principal address at 5510 Morehouse Drive, Suite 200, San Diego, California 92121 ("Purchaser").

                              RECITALS


      WHEREAS, Purchaser and Seller entered into that certain Purchase and Sale Contract dated as of February 28, 2005 (the "Contract"; capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Contract) in connection with the acquisition by Purchaser from Seller of a certain multifamily residential apartment complex known as Stratford Place Apartments, located in Montgomery County, Maryland as more particularly described in the Contract, subject to and in accordance with the terms and conditions set forth therein; and

      WHEREAS, Purchaser and Seller desire to modify the Contract in accordance with the terms and conditions set forth below.

                              AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The first sentence of Section 5.1 of the Contract is hereby amended by deleting the phrase "ending thirty (30) calendar days thereafter" where it appears therein and substituting the phrase "ending at or before 12:00 p.m. Eastern time on April 14, 2005."

2. The first sentence of Section 7.1.1 of the Contract is hereby deleted in its entirety and replaced with the following: "The Closing shall occur on May 17, 2005."

3. Section 14.1 of the Contract is hereby deleted in its entirety.

4. Except as modified hereby, the Contract remains unmodified and in full force and effect.

5. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same Amendment. This Amendment may be executed by facsimile which shall be deemed to have the same force and effect as original signatures.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                              STRATFORD PLACE INVESTORS LIMITED PARTNERSHIP, a Delaware limited partnership

                              By:   Winthrop   Growth   Investors   I  Limited
                                    Partnership,   a   Massachusetts   limited
                                    partnership, its Managing General Partner


                                    By:   AIMCO/Winthrop  Growth  Investors  1
                                          GP,   LLC,   a   Delaware    limited
                                          liability   company,   its  Managing
                                          General Partner


                                          By:   AIMCO Properties, L.P.,
                                                a Delaware       limited
                                                partnership,  its sole general
                                                partner

                                                By:   AIMCO-GP,     Inc.,    a
                                                      Delaware    corporation,
                                                      its general partner

                                                      By:/s/Brian Bornhorst
                                                      Name: Brian Bornhorst
                                                      Title:   Vice President


                              FF REALTY LLC, a Delaware limited liability company

                              By:   FF Properties, Inc., its Member Manager

                                    By: /s/Stanley P. Herskovitz
                                    Name: Stanley P. Herskovitz
                                    Title: Vice President

                                                                    Exhibit 10.7

                SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT


      THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is dated as of the 18th day of April, 2005 by and between STRATFORD PLACE INVESTORS LIMITED PARTNERSHIP, a Delaware limited partnership, having a principal address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller") and FF REALTY LLC, a Delaware limited liability company, having a principal address at 5510 Morehouse Drive, Suite 200, San Diego, California 92121 ("Purchaser").

                              RECITALS


      WHEREAS, Purchaser and Seller entered into that certain Purchase and Sale Contract dated as of February 28, 2005 as amended by that certain First Amendment to Purchase and Sale Contract dated as of March 30, 2005 (collectively, the "Contract"; capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Contract) in connection with the acquisition by Purchaser from Seller of a certain multifamily residential apartment complex known as Stratford Place Apartments, located in Montgomery County, Maryland as more particularly described in the Contract, subject to and in accordance with the terms and conditions set forth therein; and

      WHEREAS, pursuant to Sections 3.1.1 and 3.1.2 of the Contract, the Initial Released Funds and Additional Released Funds (totaling Three Hundred Thousand Dollars ($300,000) of the Deposit) have been released to Seller. These Released Funds are non-refundable, except as provided for in Sections 3.1.1 and 3.1.2; and

      WHEREAS, Purchaser and Seller desire to modify the Contract in accordance with the terms and conditions set forth below.

                              AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The first sentence of Section 6.6 of the Contract is hereby deleted in its entirety and replaced with the following: "Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the date of this Purchase Contract and the Closing Date (other than the following: (a) on and before April 18, 2005, Leases executed in the ordinary course of business for a term not exceeding twelve (12) months, (b) after April 18, 2005, Leases to which Seller committed to lease in writing on or before April 18, 2005, and (c) between the date of the Purchase Contract and the Closing Date, Property Contracts in the ordinary course of business which can be terminated on thirty (30) days or less notice without penalty); any such monetary lien or encumbrance so attaching by voluntary act of Seller (hereinafter, a "Voluntary Intervening Lien") shall be discharged by the Seller at or prior to Closing on the Closing Date or any postponed Closing Date."

2. Section 3.1.1 (c) is hereby deleted in its entirety and replaced with the following: "the Contract terminates pursuant to Section 13.1 or Section 15.1 because of casualty or condemnation."

3. Except as modified hereby, the Contract remains unmodified and in full force and effect.

4. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same Amendment. This Amendment may be executed by facsimile which shall be deemed to have the same force and effect as original signatures.

                [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                              STRATFORD PLACE INVESTORS LIMITED PARTNERSHIP, a Delaware limited partnership

                              By:   Winthrop   Growth   Investors   I  Limited
                                    Partnership,   a   Massachusetts   limited
                                    partnership, its Managing General Partner


                                    By:   AIMCO/Winthrop  Growth  Investors  1
                                          GP,   LLC,   a   Delaware    limited
                                          liability   company,   its  Managing
                                          General Partner


                                          By:   AIMCO Properties, L.P.,
                                                a       Delaware       limited
                                                partnership,  its sole general
                                                partner

                                                By:   AIMCO-GP,     Inc.,    a
                                                      Delaware    corporation,
                                                      its general partner

                                                      By:/s/Brian Bornhorst
                                                      Name: Brian Bornhorst
                                                      Title:   Vice President


                              FF REALTY LLC, a Delaware limited liability company

                              By:   FF Properties, Inc., its Member Manager

                                    By: /s/Stanley Herskovitz
                                    Name: Stanley Herskovitz
                                    Title: Senior Vice President